SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ---------------------------


                                    FORM 8-A/A
                               (AMENDMENT NO. 1)


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                      Hospitality Worldwide Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



              New York                                  11-3096379
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State of Incorporation or Organization)     (I.R.S. Employer Identification No.)


           450 Park Avenue
              Suite 2603
          New York, New York                              10022
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(Address of Principal Executive Offices)                (Zip Code)

If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), please check the following box. /x/

If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), please check the following box. / /

Securities Act registration file number to which this form relates (if applicable):

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                         Name of Each Exchange on Which
      to be so Registered                         Each Class is to be Registered
      -------------------                         ------------------------------

  Common Stock, $.01 par value                       American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None



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                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
         --------------------------------------------------------

         See the information set forth under the heading "Description of Securities - Description of Common Stock" in the Registrant's Registration Statement on Form SB-2 (No. 333-31765).


ITEM 2.  EXHIBITS.
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         None.


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


                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: September 16, 1997           HOSPITALITY WORLDWIDE SERVICES, INC.



                                    By:    /S/ HOWARD G. ANDERS
                                           ------------------------------------
                                           Name:    Howard G. Anders
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer




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